SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 18, 2009

                               ENTECH SOLAR, INC.
                               ------------------

               (Exact Name of Registrant as specified in charter)

   Delaware                         0-16936                      33-0123045
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(State or other jurisdiction      (Commission                 (IRS Employer
   of incorporation)                File Number)            Identification No.)


    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey      08638
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     (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700


           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Peter L. Corsell has been appointed by The Quercus Trust to the Board of Directors of Entech Solar, Inc. (the "Company") pursuant to rights available to The Quercus Trust as the holder of the Company's Series D Convertible Preferred Stock. His appointment to the Board of Directors is effective immediately. Mr. Corsell, 31, is Chief Executive Officer of GridPoint, Inc., an Arlington, Virginia based company founded by Mr. Corsell in 2003. Mr. Corsell also serves as Chairman of the World Economic Forum's Global Agenda Council on Alternative Energies and is a member of Newsweek's Global Environment and Leadership Advisory Committee. In addition, he serves on XcelEnergy's Smart Grid Advisory Board, the Environmental Media Association's Corporate Board and the board of directors of Standard Renewable Energy. Previously, Mr. Corsell served with the U.S. State Department in Cuba and as a political analyst with the Central Intelligence Agency. Mr. Corsell holds a B.S. from the School of Foreign Service at Georgetown University.

A copy of the press release related to this appointment is furnished as Exhibit
99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

99.1   Press Release dated February 20, 2009.

 ______________________________________________________________________________

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Frank W. Smith
-----------------------------------------------------
     Frank W. Smith
     Chief Executive Officer


Date:  February 19, 2009



EXHIBIT INDEX
-------------

99.1     Press release dated February 20, 2009

                                                                 EXHIBIT 99.1



              ENTECH SOLAR APPOINTS GRIDPOINT CEO PETER L. CORSELL
                             TO BOARD OF DIRECTORS

FORT WORTH, TX - February 20, 2009 - Entech Solar (OTC BB: ENSL.OB), a leader in concentrating solar energy systems, announced today that it has appointed GridPoint CEO Peter L. Corsell to its Board of Directors.

"We are delighted to have Peter Corsell join Entech Solar. In addition to being a successful entrepreneur, he is a true visionary in the clean technology industry," said Frank Smith, CEO of Entech Solar.

Mr. Corsell is CEO and founder of GridPoint, Inc., a leading smart grid company whose software platform benefits electric utilities, consumers and the environment. He is Chairman of the World Economic Forum's Global Agenda Council on Alternative Energies and serves on a number of boards and committees, including Newsweek's Global Environment and Leadership Advisory Committee, Xcel Energy's Smart Grid Advisory Board, the Environmental Media Association's Corporate Board and the board of directors of Standard Renewable Energy. MIT's Technology Review magazine has recognized Mr. Corsell as one of the world's top innovators under age 35 for developing a practical solution to advance the development of a Smart Grid.

Mr. Corsell's appointment follows several changes to the Board announced earlier this year, including David Gelbaum's appointment as Chairman of the Board, Joseph Bartlett's appointment to the Board, and the resignation of former board members Hong Hou, Reuben Richards and Quentin Kelly.


ABOUT  ENTECH  SOLAR

Entech Solar is a leading provider of concentrating solar energy systems. Entech designs, manufactures and installs systems that provide both electricity and thermal energy for commercial and industrial applications. Entech uses its proprietary concentrating photovoltaic and thermal (CPVT) technology to deliver the ThermaVolt system, which produces cost-competitive distributed energy. For more information, please visit www.entechsolar.com.
                                   -------------------

ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com
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ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com
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